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                                  EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 and related Prospectus pertaining to the Amended and Restated Pacific Greystone Corporation 1995 Eligible Directors Stock Option Plan of our report dated January 24, 1996 included in the Pacific Greystone Corporation Annual Report on Form 10-K for the year ended December 31, 1995.



                                             ERNST & YOUNG LLP


Los Angeles, California
June 25, 1996